                             LETTER OF TRANSMITTAL
                To Surrender Certificates Formerly Representing
            Class A Warrants of Pharma Patch Public Limited Company

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
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 Name & Address of Registered Holder(s)                                           Please enter number
 (as they appear on the Certificate(s)                                             of Certificate(s)
 and the Warrant Records)                                                             Surrendered
                                                                                -----------------------
                                                                                  PPP Class A Warrant
                                                                                  Certificate Numbers
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                    Total Shares represented by certificates
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PLEASE FILL IN CERTIFICATE(S) SURRENDERED (ATTACH SEPARATE SCHEDULE IF
NECESSARY)
      / /   CHECK HERE IF ALL OR PART OF YOUR WARRANTS ARE LOST.


On November   , 1996, at an Extraordinary General Meeting of Shareholders of
Pharma Patch Public Limited Company ("PPP"), the shareholders of PPP approved a proposal to reorganize and liquidate PPP in accordance with the terms of a Plan of Reorganization ("Plan") previously adopted by the Board of Directors of PPP. Under the terms of the Plan, up to 33,023 shares of the Common Stock of Atlantic Central Enterprises Limited ("Ace Shares") will be exchanged at a rate of one Ace Share for (i) each 100 Class A Warrants of PPP, (ii) each 100 Class B Warrants of PPP, (iii) each 100 Class C Warrants of PPP, and (iv) each 100 Class D Warrants of PPP or any combination thereof equaling 100 Warrants. Warrant holders will not receive any fractional Ace Shares. All fractions of Ace Shares which Warrantholders would otherwise be entitled to receive, will be rounded up to the next lowest whole number if the first decimal place is less than five and rounded up to the next highest whole number if the first decimal place is five or higher. The Bank of New York has been appointed Exchange Agent with respect to this transaction.


To receive certificates representing Ace Shares, each warrantholder must deliver this Letter of Transmittal (or a copy) duly executed, together with his or her Warrant certificates. Warrant certificates are considered received by the Exchange Agent only when they have actually been delivered to the Exchange Agent and any defects or irregularities have been cured by the holder or waived by Ace or the Exchange Agent.

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     SPECIAL DELIVERY INSTRUCTIONS           SPECIAL ISSUANCE INSTRUCTIONS
  (PLEASE SEE INSTRUCTIONS 2, 3 AND 4     (PLEASE SEE INSTRUCTIONS 2, 3 AND 4
          ON REVERSE HEREOF)                      ON REVERSE HEREOF)


  To be completed ONLY if the new         To be completed ONLY if the new
  certificate for Ace Shares is           certificate for Ace Shares is to be
  issued to the registered holder(s)      issued and delivered to other than
  but delivered to other than             the registered holder(s).  Mail the
  registered holder(s).  Mail the         certificate to:
  certificate to:


  Name                                    Name
      ---------------------------------       ---------------------------------
             (Please Print)                           (Please Print)

  Address                                 Address
         ------------------------------          ------------------------------

  -------------------------------------   -------------------------------------
               (Zip Code)                              (Zip Code)


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Signature of Owner(s) Guaranteed by:
                                          -------------------------------------
                                                   (SIGNATURE OF OWNER)

---------------------------------------   -------------------------------------
                                                   (SIGNATURE OF OWNER)

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                          Payer: The Bank of New York
              (See reverse of transmittal letter for instructions)
--------------------------------------------------------------------------------

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SUBSTITUTE               Part I -- PLEASE PROVIDE YOUR TIN IN             Social Security Number
FORM W-9                 THE BOX AT THE RIGHT AND CERTIFY BY       OR ---------------------------------
Department of the        SIGNING AND DATING BELOW.                    Taxpayer Identification Number
Treasury Internal
Revenue Service
                         --------------------------------------------------------------------------------
                          Part 2 -- Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Internal Revenue Code because (1)
                          you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the
Payer's Request for       Internal Revenue Service has notified you that you are no longer subject to
Taxpayer                  backup withholdings.       / /
Identification Number
(TIN)                     --------------------------------------------------------------------------------
                          CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I       Part 3 --
                          CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS    Awaiting TIN
                          TRUE, CORRECT AND COMPLETE                               / /

SIGNATURE ________________________       DATE ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU RELATING TO YOUR OWNERSHIP OF ACE SHARES.
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

                                  INSTRUCTIONS

        (Forming a part of the Terms and Conditions of the transaction)

     1. DO NOT ENDORSE YOUR CERTIFICATE(S) OR ACCOMPANY IT WITH ANY STOCK POWER OTHER THAN THIS LETTER OF TRANSMITTAL IF YOUR WARRANTS ARE REGISTERED IN THE NAME(S) OF THE PERSON(S) EXECUTING THE LETTER OF TRANSMITTAL AND NO SPECIAL ISSUANCE INSTRUCTIONS ARE PROVIDED.

     If you wish your Ace Shares to be issued in the name of the registered holder(s) but delivered to someone other than the registered holder(s), complete the box marked "Special Delivery Instructions." If you wish your Ace Shares to be issued and delivered to someone other than the registered holder(s), complete the box marked "Special Issuance Instructions." If both of these boxes are left blank, the check will be issued in the name of, and delivered to, the registered holder(s).

     Note: If you have given special issuance instructions, please read instruction 3 below.

     3. If (i) your Warrants are not registered in the name of the person(s) executing this Letter of Transmittal or other written instructions or (ii) the Ace Shares are to be issued to a person(s) other than the registered owner(s) of the Warrants, the Warrants must be accompanied by a stock power or other appropriate instruments of transfer and payment for, or evidence of payment of, any applicable transfer taxes, with the signature(s) thereon or on this Letter of Transmittal guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). The signature(s) on the Letter of Transmittal must conform exactly with the name(s) on the instrument of transfer.

     4. The signature(s) required on the Letter of Transmittal must be the signature(s) of the stock warrant holder or warrant holder exactly as his name or their names appear on the Warrants, or, if the Warrant(s) has been assigned, the signature(s) must be the signature(s) of the assignee(s), exactly as such assignee's name appears on the instrument of assignment. If any signature is made by a corporation or a person acting as executor, administrator, guardian, trustee or attorney-in-fact or in any other fiduciary or representative capacity, appropriate evidence of the authority of such person to assign, sell or transfer must be forwarded with the surrendered Warrants.

     5. When the Letter of Transmittal has been properly filled in, dated and signed, either mail it together with the certificate(s) to: The Bank of New York, Exchange Agent, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or deliver it by hand to The Bank of New York, Exchange Agent, 101 Barclay Street, Receive and Deliver Window - Street Level, New York, New York 10286. For information call (800) 507-9357. A return envelope for mailing is enclosed. If sent by mail, and insurance are recommended for the replacement
cost of approximately   % at the current market value of the Ace Shares, you are
entitled to receive under the surrender of your PPP Warrants. The method of delivery of the certificate(s) is at the option and risk of the owner thereof.

     6. If your certificate(s) is/are lost, stolen or destroyed, please check the box under your name on the Letter of Transmittal. The Bank of New York will place a stop on the certificate(s) and will send you the appropriate documents to be completed in order to replace the certificate(s). You will have to purchase a surety bond of approximately 2% of the current market value of the Ace Shares you are entitled to receive under the surrender of your PPP Warrant certificates.

     You may have been notified that you are subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to but failed to file a return which would have included a reportable interest or dividend payment. If you have been so notified, then you must strike out Part 2 on the Substitute Form W-9.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should so indicate on Subject Form W-9 by writing "Exempt" above the signature. In order to qualify as an exempt recipient, a foreign individual must submit a statement attesting to that individual's exempt status. Forms of such statements and Instructions of Certification of Taxpayer Identification Number, which contain additional instructions, can be obtained from the Exchange Agent.

     The shareholder is required to give the social security number or employer identification number of the record owner of the PPP Warrants. If "Special Issuance Instructions" have been completed, the shareholder named therein will be considered the record owner for this purpose.